File No. 33-11351
                                            Rule 497(e)


                 STEIN ROE INVESTMENT TRUST
                Stein Roe Young Investor Fund

        Supplement to February 3, 1997, Prospectus
                      _______________

    Portfolio Manager Change. Arthur J. McQueen has stepped down as co-portfolio manager of Stein Roe Young Investor Fund effective May 9, 1997, in order to devote more time to managing another Stein Roe Mutual Fund. Young Investor Fund will continue to be co-managed by Erik Gustafson and David Brady.

     Shareholder Communications. Effective immediately, to reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address).
Please call 800-338-2550 if you wish to receive additional copies, free of charge. This policy may not apply if you purchased shares through an Intermediary.

            This Supplement is Dated May 9, 1997